UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 3, 2026

FULL HOUSE RESORTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32583	13-3391527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Summerlin 1980 Festival Plaza Drive, Suite 680 Las Vegas, Nevada	89135
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 221-7800

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	FLL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01   Entry into a Material Definitive Agreement

Amendment of Credit Agreement

On March 3, 2026, Full House Resorts, Inc. (the “Company”), amended its Credit Agreement with Capital One, National Association, dated as of March 31, 2021 (as amended through the date hereof, the “Credit Agreement”) pursuant to a Fourth Amendment to Credit Agreement which extended the maturity date of the Credit Agreement from January 1, 2027 to August 15, 2027. Except as set forth in the Fourth Amendment to Credit Agreement, all other terms of the Credit Agreement remain in full force and effect.

The foregoing description of the Fourth Amendment to Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Fourth Amendment to Credit Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.02   Results of Operations and Financial Condition

On March 5, 2026, the Company issued a press release announcing its financial and operating results for the fourth quarter and year ended December 31, 2025. A copy of the press release is attached hereto as Exhibit 99.1, and the information contained therein is incorporated herein by reference. The information contained on, or that may be accessed through, any websites contained in our press release is not incorporated by reference into, and is not a part of, this document.

The information contained in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, none of such information shall be incorporated by reference in any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except to the extent specifically referenced in any such filings.

Item 9.01   Financial Statements and Exhibits

(d)	Exhibits
	No.	Description
	10.1	Fourth Amendment to Credit Agreement, dated as of March 3, 2026, among the Company, the guarantors party thereto and Capital One, National Association, as administrative agent.
	99.1	Press Release of the Company dated March 5, 2026*
	104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

*	This exhibit related to Item 2.02 of this Current Report on Form 8-K shall be deemed to be furnished and not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Full House Resorts, Inc.

Date: March 5, 2026	/s/ Lewis A. Fanger
Lewis A. Fanger, President, Chief Financial Officer & Treasurer